SunTrust Banks, Inc. Raymond James 31st Annual Institutional Investors Conference March 8, 2010 Bill Rogers President Exhibit 99.1

Important Cautionary Statement About Forward-Looking Statements
The following should be read in conjunction with the financial statements, notes and other information contained in the Company’s 2009 Annual Report on Form 10-K and Current Reports
on Form 8-K.
This presentation includes non-GAAP financial measures to describe SunTrust’s performance. The reconciliation of those measures to GAAP measures are provided within or in the appendix of this presentation. In this presentation, net interest income and net interest margin are presented on a fully taxable-equivalent (“FTE”) basis, and ratios are presented on an annualized basis. The FTE basis adjusts for the tax-favored status of income from certain loans and investments. The Company believes this measure to be the preferred industry measurement of net interest income and provides relevant comparison between taxable and non-taxable amounts.
This presentation contains forward-looking statements. Any statement that does not describe historical or current facts, including statements about beliefs and expectations, is a forward-
looking statement. These statements often include the words “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “goal,” “targets,” “initiatives,” “potentially,” “probably,”
“projects,” “outlook” or similar expressions or future conditional verbs such as “may,” “will,” “should,” “would,” and “could.” Such statements are based upon the current beliefs and expectations of management and on information currently available to management. Our forward looking statements speak as of the date hereof, and we do not assume any obligation to update these statements or the reasons why actual results could differ from those contained in such statements in light of new information or future events. Forward-looking statements are subject to significant risks and uncertainties. Investors are cautioned against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward-looking statements. Factors that could cause actual results to differ materially from those described in the forward-looking statements can be found at Item 1A of our annual report on Form 10-K filed with the Securities and Exchange Commission and available at the Securities and Exchange Commission’s internet site (http://www.sec.gov). Those factors include:
difficult market conditions have adversely affected our industry; recent levels of market volatility are unprecedented; the soundness of other financial institutions could adversely affect us;
recently enacted legislation or legislation enacted in the future, and any proposed federal programs, may  subject us to increased regulation and may adversely affect us; we have not yet received permission to repay TARP funds; emergency measures designed to stabilize the U.S. banking system are beginning to wind down; we are subject to credit risk; weakness in the economy and in the real estate market, especially including weakness within our geographic footprint, has adversely affected us and may continue to adversely affect us; weakness in the real estate market, including the secondary residential mortgage loan markets, has adversely affected us and may continue to adversely affect us; as a financial services company, adverse changes in general business or economic conditions could have a material adverse effect on our financial condition and results of operations; changes in market interest rates or capital markets could adversely affect our revenue and expense, the value of assets and obligations, and the availability and cost of capital or liquidity; the fiscal and monetary policies of the federal government and its agencies could have a material adverse effect on our earnings; we may be required to repurchase mortgage loans or indemnify mortgage loan purchasers as a result of breaches of representations and warranties, borrower fraud, or certain borrower defaults, which could harm our liquidity, results of operations, and financial condition; we may continue to suffer increased losses in our loan portfolio despite enhancement of our underwriting policies; depressed market values for our stock may require us to write down goodwill;
clients could pursue alternatives to bank deposits, causing us to lose a relatively inexpensive source of funding; consumers may decide not to use banks to complete their financial transactions, which could affect net income; we have businesses other than banking which subject us to a variety of risks; hurricanes and other natural disasters may adversely affect loan portfolios and operations and increase the cost of doing business; negative public opinion could damage our reputation and adversely impact business and revenues; we rely on other companies to provide key components of our business infrastructure; we rely on our systems, employees, and certain counterparties, and certain failures could materially adversely affect our operations; we depend on the accuracy and completeness of information about clients and counterparties; regulation by federal and state agencies could adversely affect the business, revenue, and profit margins; competition in the financial services industry is intense and could result in losing business or reducing margins; future legislation could harm our competitive position; maintaining or increasing market share depends on market acceptance and regulatory approval of new products and services; we may not pay dividends on your common stock;
our ability to receive dividends from our subsidiaries accounts for most of our revenue and could affect our liquidity and ability to pay dividends; significant legal actions could subject us to substantial uninsured liabilities; recently declining values of real estate, increases in unemployment, and the related effects on local economies may increase our credit losses, which would negatively affect our financial results; deteriorating credit quality, particularly in real estate loans, has adversely impacted us and may continue to adversely impact us; our allowance for loan losses may not be adequate to cover our eventual losses; we will realize future losses if the proceeds we receive upon liquidation of nonperforming assets are less than the carrying value of such assets; disruptions in our ability to access global capital markets may negatively affect our capital resources and liquidity; credit rating agencies downgraded the credit ratings of SunTrust Bank and SunTrust Banks, Inc., and these downgrades and any subsequent downgrades could adversely impact the price and liquidity of our securities and could have an impact on our businesses and results of operations; we have in the past and may in the future pursue acquisitions, which could affect costs and from which we may not be able to realize anticipated benefits; we depend on the expertise of key personnel, and if these individuals leave or change their roles without effective replacements, operations may suffer; we may not be able to hire or retain additional qualified personnel and recruiting and compensation costs may increase as a result of turnover, both of which may increase costs and reduce profitability and may adversely impact our ability to implement our business strategy; our accounting policies and processes are critical to how we report our financial condition and results of operations, and require management to make estimates about matters that are uncertain; changes in our accounting policies or in accounting standards could materially affect how we report our financial results and condition; our stock price can be volatile; our disclosure controls and procedures may not prevent or detect all errors or acts of fraud; our financial instruments carried at fair value expose us to certain market risks; and our revenues derived from our investment securities may be volatile and subject to a variety of risks.

2 I. LARGE DIVERSIFIED FRANCHISE II. SOLID CAPITAL STRUCTURE III. RELATIVE CREDIT STRENGTH IV. GROWTH INITIATIVES Table of Contents V. APPENDIX

•
Generating profitable
growth
•
Continuing to optimize
balance sheet and
business mix
•
Improving efficiency and
productivity
Investment Thesis
Large Diversified Franchise
•
High market share in attractive
growth markets
•
One of the nation’s largest banks
•
Diversified business mix
Growth Initiatives
Stable Base Provides Solid Foundation for Future Growth
•
Diversified loan portfolio
•
Improved credit trends
•
Conservative
commercial real estate
portfolio
Solid Capital Structure
Relative Credit Strength
•
Solid capital ratios
increased
•
Common capital ratios
compare favorably
•
Diversified funding with
large, stable deposit
base

Best Footprint in Banking
Projected Population Growth
4
1. Source: SNL Financial, as of June 30, 2009 based on MSAs
2. At 12/31/09
3. Source: SNL Financial---projected household income change, 2009-2014, MSA + counties not in any MSA
4. Source: SNL Financial---five-year population growth, 2009-2014, MSA + counties not in any MSA
SunTrust Footprint
Attractive Geographic Profile In Higher Growth Markets
1.0%
1.4%
2.4%
2.6%
3.7%
4.3%
4.5%
4.5%
5.4%
6.5%
7.2%
8.1%
MTB
PNC
CMA
KEY
FITB
COF
MI
USB
RF
BBT
WFC
STI
U.S. Average Growth:
4.6%
•
Ranked top 3 in 20 of the top 25 SunTrust markets
1
– Top 25 represents 85% of total MSA deposits
– Top 25 average deposit market share is 14%
• 1,683 branches serving communities with attractive overall growth prospects
2
• Projected household income growth is above the U.S. average
3
I. LARGE DIVERSIFIED FRANCHISE

166 BB&T 9
2,032 JPMorgan Chase 2
1,856 Citigroup 3
1,244 Wells Fargo 4
142 Regions 10
170 Capital One 8
174 SunTrust 7
270 PNC Financial 6
281 U.S. Bancorp 5
$2,223 Bank of America 1
$B Company
U.S.
Rank
Source: SNL Financial, excludes custody/processor and non-traditional banks
1. As of  March 4, 2010
2. As of December 31, 2009
Deposits
Significant Scale
Assets Branches
1,357 Fifth Third 9
6,124 Bank of America 2
5,182 JPMorgan Chase 3
3,079 U.S. Bancorp 4
1,052 Citigroup 10
1,683 SunTrust 8
1,840 BB&T 7
1,885 Regions 6
2,669 PNC Financial 5
6,764 Wells Fargo 1
# Company
U.S.
Rank
SunTrust is a Top 10 U.S. Bank
183 U.S. Bancorp 6
99 Regions 10
938 JPMorgan Chase 2
836 Citigroup 3
824 Wells Fargo 4
115 BB&T 9
116 Capital One 8
122 SunTrust 7
187 PNC Financial 5
$992 Bank of America 1
$B Company
U.S.
Rank
I. LARGE DIVERSIFIED FRANCHISE
1
2
2

Household
Lending
Diversified Business Mix
Retail &
Commercial
Corporate and
Investment
Banking
Wealth &
Investment
Management
Scope
of
Operations
Market
Focus
- National
- Full line of
investment banking
products and
services
- Middle Market:
$100MM-$750MM
- Corporate Banking:
>$750MM
- Capital markets
capabilities across the
franchise
- Asset based lending and
leasing
- National
- Full array of private
wealth management
and institutional
solutions including
personal and
institutional
investment
management
- AUA = $205B
- Individuals and families
in need of private
wealth management
including banking, trust,
brokerage and asset
management solutions
- Organizations in need
of institutional
administrative and
investment solutions
- National
- Residential
mortgages,
consumer lending
- Ranked #7 in total
mortgage
origination volume
- Mortgage servicing
portfolio of $179B
- Prime-based platform;
~100% of 4Q 2009
originations for sale
were agency
- 53% of production in
4Q 2009 was retail
originated
1. As of 12/31/09
2. Full-service branches
3.
For the year ending  December 31, 2009, Inside Mortgage Finance, 1/29/10
- SunTrust footprint
- 1,683 branches
1,2
-
2,822 ATMs¹
- Over 800
Relationship
Managers¹
- Retail clients in
SunTrust footprint
- Business clients in
SunTrust footprint with
revenues <$100MM
- Government and not-
for-profit enterprises
- Commercial and
residential developers
& investors
I. LARGE DIVERSIFIED FRANCHISE
Well Diversified Business and Product Mix
1
3
1

5.83%
5.82%
11.02%
8.02%
14.15%
$46.03
$28.15
4Q 2009 3Q 2009 2Q 2009 1Q 2009
Capital Ratios Remained Solid
Tier 1 Common Ratio
Tangible Common Equity Ratio
Tier 1 Capital Ratio
Tier 1 Capital Ratio (Excl TARP)
Total Capital Ratio
Book Value per Share
Tangible Common Book Value
per Share
Capital Ratios
II. SOLID CAPITAL
7.34%
6.86%
12.23%
9.11%
15.31%
$36.16
$23.41
1. Please refer to the appendix to this presentation for a reconcilement to the most directly comparable GAAP financial measure
2. TARP preferred included in Tier 1 ratio contributes an estimated 3.40% to the 12/31/09 Tier 1 capital ratio, 3.27% at 9/30/09, 3.12% at 6/30/09, and 3.00% at
3/31/09
7.49%
7.01%
12.58%
9.31%
15.92%
$36.06
$23.35
7.67%
6.73%
12.96%
9.56%
16.43%
$35.29
$22.59
1
2
1

Capital Ratios
5.7%
6.4%
6.8%
7.0%
7.2%
7.5% 7.5%
7.7%
8.0%
8.2%
8.5%
10.6%
MTB WFC USB FITB RF KEY MI STI PNC CMA BBT COF
II. SOLID CAPITAL
Common Capital Ratios Compare Favorably
Source:  SNL Financial and Company Reports, as of 12/31/09
1. PNC pro forma for 1Q 2010 equity offering
2. Please refer to the appendix to this presentation for a reconcilement to the most directly comparable GAAP financial measure
Tier 1 Common Ratio Tangible Common Equity Ratio
5.1% 5.1%
5.5%
5.9% 6.0% 6.0%
6.6% 6.7%
7.6%
7.8%
8.0% 8.1%
MTB USB WFC PNC BBT RF FITB
STI²
KEY COF CMA MI
1 1

Funding Profile
$175 Billion
$167 Billion
December 31, 2009
Core Deposits 70%
Other Deposits 3%
Short-Term Borrowings  3%
Long-Term Borrowings 10%
Capital 14%
December 31, 2006
Core Deposits 57%
Other Deposits 14%
Short-Term Borrowings  8%
Long-Term Borrowings 11%
Capital 10%
Large, Stable Deposit Base Primary Source of Liquidity
1. Includes Fed Funds, Repos, and other short-term borrowings
Diversified Sources of Funding
II. SOLID CAPITAL STRUCTURE
1
1

Consumer
11% Commercial
29%
Residential
Mortgages
27%
Home Equity
Lines
14%
Commercial
Real Estate
13%
Construction
6%
Home Equity
Lines
19%
Consumer
7%
Residential
Mortgages
40%
Commercial
12%
Construction
22%
Diversified Credit Profile
Residential
Mortgages
50%
Home Equity
Lines
5%
Commercial
Real Estate
7%
Consumer
1%
Commercial
9%
Construction
27%
Nonaccrual Loans 12/31/09
4Q 2009 Net Charge-Offs
Loan Portfolio 12/31/09
Asset Quality Issues Remain Concentrated in Residential Real Estate Related Portfolios
1
1. Consumer includes credit card portfolio of $1.1 billion, with net charge-offs of $21 million
III. RELATIVE CREDIT STRENGTH
1

3.33%
2.59%
1.97%
1.72%
2.83%
1.37%
1.52%
1.54%
1.81%
1.76%
4Q 2008 1Q 2009 2Q 2009 3Q 2009 4Q 2009
III. RELATIVE CREDIT STRENGTH
Credit Trends
Four Quarter Trend of Declining Early Stage Delinquency
Net Charge-Offs 30-89 Days Past Due

Reserve Building and Early Stage Delinquency Trends
III. RELATIVE CREDIT STRENGTH
($ in millions)
$0
$100
$200
$300
$400
$500
3Q 2007 4Q 2007 1Q 2008 2Q 2008 3Q 2008 4Q 2008 1Q 2009 2Q 2009 3Q 2009 4Q 2009
0.70%
0.90%
1.10%
1.30%
1.50%
1.70%
1.90%
Net Additions to ALLL 30-89 Day Delinquency
Additions to Reserve Declining Coincident with Delinquency

III. RELATIVE CREDIT STRENGTH
Nonperforming Loan Trends
1. NPL formation is current quarter charge-offs plus sequential quarter change in NPL’s, and NPL formation plus TDR is the same calculation plus the sequential quarter change in accruing restructured loans (TDR’s)
Two Quarter Trend of Declining Problem Loan Formation¹
($ in millions)
779
946
1,664
910
905
1,056
1,203
1,311
1,076
1,365
1,938
1,500
1,285
1,274
1,043
906
1Q 2008 2Q 2008 3Q 2008 4Q 2008 1Q 2009 2Q 2009 3Q 2009 4Q 2009
NPL Formation NPL + TDR Formation

Commercial-Related Loan Growth
Construction and Land Development
11.4%
38.1%
41.2%
40.8%
25.8%
-0.8%
-10.0%
0.0%
10.0%
20.0%
30.0%
40.0%
50.0%
2005 2006 2007
Source: SNL Financial
Peer Group: BB&T, Capital One, Comerica, Fifth Third, KeyCorp, M&T, Marshall & Ilsley, PNC, Regions, US Bancorp, and Wells Fargo
III. RELATIVE CREDIT STRENGTH
Late-Cycle Annual Growth in CRE and Construction Is Well Below Peer Group
SunTrust Peer Group
Commercial Real Estate
3.7%
13.1%
1.6%
1.3%
18.6%
3.9%
0.0%
5.0%
10.0%
15.0%
20.0%
2005 2006 2007

Commercial Real Estate Comparison
III. RELATIVE CREDIT STRENGTH
Relatively Lower Loan Concentration in Commercial Real Estate¹
Source:  SNL Financial
1. Includes other nonfarm/nonres RE, 1-4 family construction, other construction, land development and land loans as a percentage of loans as of 12/31/2009
14.9%
15.2%
19.2%
19.4%
21.3%
21.9%
31.4%
32.3%
33.5%
35.7%
36.1%
18.2%
WFC COF STI PNC USB KEY FITB RF CMA MI BBT MTB

Central
Group
32%
Mid-Atlantic
Group
43%
National
6%
Florida
Group
19%
Investor
Owned
41%
Owner
Occupied
59%
41% Investor Owned Portfolio is Well Diversified
Commercial Real Estate Portfolio
Geography
18 12
4,547
1,208
59
0
1,000
2,000
3,000
4,000
5,000
<$1MM $1MM-
10MM
$10MM-
20MM
$20MM-
30MM
>$30MM
# of Loans
$1.0 Million Avg Loan Size
Granularity
Retail
24%
Office
21%
Multifamily
18%
Warehouse/
Industrial
15%
Special Purpose
Real Estate
14%
Hotels/
Motels
8%
Property Type
III. RELATIVE CREDIT STRENGTH
$8.9B $6.2B

Historical Net Charge-Off Ratio
Commerical Real Estate
0.06%
0.18%
0.00%
0.05%
0.10%
0.15%
0.20%
SunTrust Peer Average
III. RELATIVE CREDIT STRENGTH
SunTrust’s 10-Year Average Annual CRE and Construction NCO
% Is Well Below Peer Average¹
1. 10-year timeframe: 1999-2008
Source: SNL
Peer Group: BB&T, Capital One, Comerica, Fifth Third, KeyCorp, M&T, Marshall & Ilsley, PNC, Regions, US Bancorp, and Wells Fargo
Construction and Land Development
0.18%
0.50%
0.00%
0.10%
0.20%
0.30%
0.40%
0.50%
0.60%
SunTrust Peer Average

•
Generating profitable
growth
•
Continuing to optimize
balance sheet and
business mix
•
Improving efficiency and
productivity
Investment Thesis
Large Diversified Franchise
•
High market share in attractive
growth markets
•
One of the nation’s largest banks
•
Diversified business mix
Growth Initiatives
Stable Base Provides Solid Foundation for Future Growth
•
Diversified loan portfolio
•
Improved credit trends
•
Conservative commercial
real estate portfolio
•
Solid capital ratios
increased
•
Common capital ratios
compare favorably
•
Diversified funding with
large, stable deposit
base
Solid Capital Structure
Relative Credit Strength

Continuing to Optimize Balance Sheet and Business Mix
1. Includes credit card portfolio comprised of consumer and commercial card balances
IV. GROWTH INITIATIVES
•
High quality securities portfolio increased due to strong
liquidity and 4Q 2009 addition of $5 billion U.S.
Treasury securities held for TARP repayment
Securities
Loans
Commercial
Mortgage
Home Equity
Commercial Real Estate
Construction
Consumer Direct¹
Consumer Indirect
Loans
Deposits
Client Deposits
Brokered and Foreign
Total Deposits
Long-Term Debt
4Q             2009              2009
2009         vs.2008        vs. 2006
$28.5
32.5
30.8
16.0
15.1
6.6
6.2
6.5
$113.7
$116.3
5.5
$121.8
$17.5
45%
-21%
-4%
-3%
1%
-33%
1%
0%
-10%
10%
-32%
7%
-35%
14%
-6%
-9%
13%
20%
-52%
37%
-18%
-6%
17%
-77%
-2%
-8%
($ in billions, period end balances)
Used Increased Liquidity to Reduce Higher Cost Funding and Temporarily Increase Securities Portfolio
•
Commercial portfolio targeted for growth;
lower client line utilization in 2H09 drove a decrease in
outstanding balances
• Construction loans decreased over 50% since 2006
• Increase in client deposits over 1 and 3 year
timeframe enabled a decrease in brokered and foreign
deposits
• Repayment of over $7 billion in FHLB advances in
2009
however,

Improving Efficiency and Productivity
Improving Efficiency and Productivity
1. Includes approximately 1,500 positions transitioned to a third party provider contracted for certain check and related processing operations
2. Appendix includes reconciliation of non-GAAP numbers and details of adjustments and cyclical expenses
IV. GROWTH INITIATIVES
Employees
Total Expenses
Expenses Excl. Adjustments²
Cyclical Expenses²
Expenses Excl. Adjustments
and Cyclical²
2009        2008        2006
28,001
$6,562
$5,687
$1,083
$4,605
29,333
$5,879
$5,659
$966
$4,693
33,599
$4,867
$4,855
$247
$4,609
• Reduced
FTEs by nearly 5,600, or 17%,
since 2006¹
•
2009 expenses impacted by $751MM goodwill
impairment
•
Cyclical expenses up over $800MM
in 2009 vs. 2006
•
Expenses flat
vs. 2006 and down 2%
vs. 2008
Delivered Over $600MM in Run-Rate Expense Savings, or 12% of 2006 Noninterest Expense Base
• Nonrecurring and cyclical expenses are masking
decreased operating expenses
($ in millions)

Generating Profitable Growth
IV. GROWTH INITIATIVES
Client Acquisition
Client Satisfaction Profitability
•
Increased deposit market
share
•
Launched Delta Skymiles Debit
Card and other deposit
generating promotions and
enhancements
•
Significant growth in lead
relationships for loan
syndications, fixed income and
equity offerings
•
#3 in footprint for SBA loan
production in 2009¹
•
Ranked highest among banks
in Forrester Customer
Experience Index ranking
•
Won 9 Greenwich Excellence
Awards for Small Business and
Middle Market banking
•
Mortgage ranked #1 in
O’Connor Customer Service
Survey
•
Launched LiveSolid.com client
website
•
Increasing commercial loan
yields
•
Shifted client deposit mix; 24%
increase in lower cost and 8%
decrease in higher cost
deposits²
•
~30% of new in-footprint
SunTrust mortgage households
open a checking account
•
Over 20% of SunTrust
households have a SunTrust
Mortgage
Delivering on Commitment to Improve Client Acquisition, Client Satisfaction, and Profitability
1. Ranking calculated by SunTrust based on 2009 unit volume of SBA loan production in the primary SunTrust footprint states.  Data provided by National Association of Government
Guaranteed Lenders and includes raw data compiled by the SBA reflecting 7(a) loan volume during 2009
2. 4Q 2009 average balance compared to 4Q 2008 average balance. Lower cost includes noninterest bearing, NOW, money market and savings, while higher cost includes consumer and other time deposits

22 SunTrust Banks, Inc. Raymond James 31st Annual Institutional Investors Conference March 8, 2010 Bill Rogers President

23 Appendix

V. APPENDIX
($ in thousands, except per share data)
Reconciliation of Non GAAP Measures
1. SunTrust presents a tangible equity to tangible assets ratio that excludes the after-tax impact of purchase accounting intangible assets. The Company believes this measure is useful to investors because by removing the effect of intangible assets that result from merger and acquisition activity (the level of which may vary from company to company) it allows investors to more easily compare the Company's capital adequacy to other companies in the industry. This measure is used by management to analyze capital adequacy
2. SunTrust presents a tangible common equity to tangible asset ratio and a tangible book value per common share that excludes the after-tax impact of purchase accounting intangible assets and also excludes preferred stock from tangible equity. The Company believes these measures are useful to investors because by removing the effect of intangible assets that result from merger and acquisition activity as well as preferred stock (the level of which may vary from company to company) it allows investors to more easily compare the Company's capital adequacy and book value on common stock to other companies in the industry
Three Months Ended
December 31
September 30 June 30 March 31
2009
2009 2009 2009
Total shareholders' equity                 $22,530,855 $22,908,284 $22,953,158 $21,645,626
Goodwill, net of deferred taxes                      (6,204,415) (6,204,954) (6,213,243) (6,224,610)
Other intangible assets including MSRs, net
of deferred taxes
(1,671,055)
(1,559,765)
(1,468,209) (1,049,155)
MSRs 1,539,382 1,422,716 1,322,322 894,797
Tangible equity                          16,194,767
16,566,281

16,594,028

15,266,658
Preferred stock
           (4,917,312)

(4,911,416)

(4,918,863)

(5,227,357)
Tangible common equity
$11,277,455
$11,654,865 $11,675,165 $10,039,301
Total assets                  $174,164,735 $172,717,747 $176,734,971 $179,116,402
Goodwill
(6,319,078)
(6,314,382) (6,314,382) (6,309,431)
Other intangible assets including MSRs          (1,711,299) (1,604,136) (1,517,483) (1,103,333)
MSRs 1,539,382 1,422,716 1,322,322 894,797
Tangible assets
$167,673,740
$166,221,945 $170,225,428 $172,598,435
Tangible equity to tangible assets
9.66% 9.96% 9.75% 8.85%
Tangible common equity to tangible assets
6.73% 7.01% 6.86% 5.82%
Tangible book value per common share
$22.59
$23.35 $23.41 $28.15
2
2
1

V. APPENDIX
($ in millions)
Reconciliation of Non GAAP Measures
1. Adjusted expense is provided as the removal of certain items that are material and potentially non-recurring is useful to investors and management in comparing among institutions and in evaluating expense trends
2. Expense Excluding Adjustments and Cyclical is provided as it removes expenses that are cyclical in nature and is useful to investors and management in assessing the impact of the recession on non-interest expenses and earnings, and facilitates analysis of the effectiveness of management in controlling expense growth
2009 2008 2006 2009 vs 2008 2009 vs 2008 2009 vs 2006 2009 vs 2006
Employees 28,001 29,333 33,599 (1,322) -5% (5,598) -17%
Total Expenses $6,562 $5,879 $4,867 683 12% 1,695 35%
Ajustment Items:
Impairment 751 45 -
(Gain)/Loss on Debt Retirement 39 12 12
Coke Charitable Contribution - 183 -
Visa Litigation 7 (34) -
Merger Expense - 13 -
FDIC Special Assessment 78 - -
Total Adjustments 875 220 12
Adjusted Expenses
1
5,687 5,659 4,855 28 0% 832 17%
Cyclical Items:
Regulatory Assessments 224 55 23
Credit & Collection Services 259 156 102
Other Real Estate 244 105 -
Mortgage Reinsurance 115 180 -
Operating Losses 100 446 45
Pension Expense 141 24 78
Total Cyclical Expenses 1,083 966 247 117 12% 836 338%
Expenses Excl Adjustments & Cyclical
2
$4,605 $4,693 $4,609 (88) -2% (4) 0%